Exhibit 10.2

EXECUTION VERSION

Amendment No. 7 to Purchase and Contribution Agreement

AMENDMENT AGREEMENT (this “Amendment Agreement”) dated as of October 2, 2009 between Lexmark International, Inc. (the “Seller”) and Lexmark Receivables Corporation (the “Purchaser”).

Preliminary Statements.

(1)   The Seller and Purchaser are parties to a Purchase and Contribution Agreement dated as of October 22, 2001 (as amended, restated, modified or supplemented from time to time, the “Agreement”; capitalized terms not otherwise defined herein shall have the meanings attributed to them in the Agreement) pursuant to which, and subject to and upon the terms and conditions of which, the Seller has sold and contributed Receivables from time to time to the Purchaser.

(2)  The parties hereto desire to amend certain provisions of the Agreement as set forth herein.

NOW, THEREFORE, the parties agree as follows:

SECTION 1.  Amendment.  Upon the effectiveness of this Amendment Agreement, the Agreement is hereby amended by deleting Section 4.01(f) in its entirety and inserting in lieu thereof the following:

(f)  The balance sheets of the Seller and its subsidiaries as at December 31, 2008, and the related statements of income and retained earnings of the Seller and its subsidiaries for the fiscal year then ended, copies of which have been furnished to the Purchaser, and the balance sheets of the Seller and its subsidiaries as at March 31, 2009, copies of which have been furnished to the Purchaser, in each case, fairly present the financial condition of the Seller and its subsidiaries as at such date and the results of the operations of the Seller and its subsidiaries for the period ended on such date, all in accordance with GAAP consistently applied, and since March 31, 2009 there has been no material adverse change in the business, operations, property or financial or other condition of the Seller.

SECTION 2.  Effectiveness.  This Amendment Agreement shall become effective at such time that executed counterparts of this Amendment Agreement have been delivered by each party hereto to the other party hereto and the Amendment dated as of the date hereof to the Sale Agreement shall have become effective.

SECTION 3.  Representations and Warranties.  The Seller makes each of the representations and warranties contained in Section 4.01 of the Agreement (after giving effect to this Amendment Agreement).

SECTION 4.  Confirmation of Agreement.  Each reference in the Agreement  to “this Agreement” or “the Agreement” shall mean the Agreement as amended by this Amendment Agreement, and as hereafter amended or restated.  Except as herein expressly amended, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

SECTION 5.   GOVERNING LAW.  THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

SECTION 6.  Execution in Counterparts.  This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment Agreement by facsimile or by electronic mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

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IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LEXMARK INTERNATIONAL, INC.

By:    /s/ Bruce J. Frost
Title: Treasurer

LEXMARK RECEIVABLES CORPORATION

By:    /s/ Bruce J. Frost
Title: Treasurer

Pursuant to Section 5.01(m) of the Sale Agreement
(as such term is defined in the Purchase and Contribution
Agreement, as amended hereby), the undersigned consents
to the foregoing Amendment No. 7 dated as of October 2, 2009 to the Purchase and Contribution Agreement:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
  NEW YORK BRANCH,
as the Program Agent

By: /s/ Aditya Reddy
Name: Aditya Reddy
Title: Vice President & Manager

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
  NEW YORK BRANCH,
as an Investor Agent

By: /s/ Kennth K. Egusa
Name: Kenneth K. Egusa
Title: Authorized Signatory